                         SUPPLEMENT DATED MARCH 31, 2006
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005
                  (Amending and Restating the Supplements dated
                      January 3, 2006 and January 25, 2006)

POLICY REGARDING DISCLOSURE OF TRUST PORTFOLIO HOLDINGS

     The Statement of Additional Information of the Trust contains a description of the Trust's policies and procedures regarding disclosure of Trust portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")

     Each of the Lifestyle Trusts invests in shares of other Trust portfolios. The holdings of each Lifestyle Trust in other Trust portfolios will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

INCOME & VALUE TRUST

Wesley K.-S. Phoa has been added a portfolio manager to the Income & Value
Trust.

Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Mr. Phoa will specialize in government - issued fixed - income securities.

PORTFOLIO MANAGER            LENGTH OF SERVICE WITH CGTC OR   BUSINESS EXPERIENCE DURING THE
TITLE, COMPANY AFFILIATION   AN AFFILIATE                     PAST 5 YEARS
--------------------------   ------------------------------   -------------------------------
WESLEY K.-S. PHOA            7 years                          Fixed-Income Quantitative
Vice President, CGTC                                          Analyst, Investment Analyst
                                                              covering U.S. Government Bonds

SPECIAL VALUE TRUST
U.S. GOVERNMENT SECURITIES TRUST
STRATEGIC BOND TRUST
HIGH YIELD TRUST

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason") As a result, Salomon Brothers Asset Management Inc ("SaBAM"), the subadviser to the Special Value Trust, the U.S. Government Securities Trust, the Strategic Bond Trust and the High Yield Trust, became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, including SaBAM, are not affiliated with Citigroup.

U.S. GOVERNMENT SECURITIES TRUST
HIGH YIELD TRUST
STRATEGIC BOND TRUST

Following the Citigroup asset management business acquisition described above, Legg Mason has undertaken to integrate Citigroup's former fixed-income investment operations, including SaBAM, with the operations of Legg Mason's fixed-income investment affiliates, Western Asset Management Company ("Western Asset") and Western Asset Management Limited ("WAMCL"). This process is expected to involve, among other things, the sharing for some period of time by Western Asset, WAMCL and SaBAM of certain employees, including portfolio managers, as well as certain portfolio manager changes as described below with respect to the U.S. Government Securities Trust, the High Yield Trust and the Strategic Bond Trust.

In connection with the foregoing, the Board of Trustees of the Trust has approved the replacement of Salomon Brothers Asset Management Inc for Western Asset Management Company ("Western Asset") as the subadviser for the U.S. Government Securities Trust, High Yield Trust and the Strategic Bond Trust, effective April 28, 2006. In connection with this subadvisory change, the Board has also approved Western Asset Management Limited ("WAMCL") as the sub-subadviser for the Strategic Bond and High Yield Trusts.

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

WAMCL, a wholly owned subsidiary of Legg Mason, Inc. will provide certain advisory services to the Strategic Bond and High Yield Trusts with regarding to currency transactions and investments and in non-dollar denominated debt securities. WAMCL is an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005. The address of WAMCL is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

U.S. GOVERNMENT SECURITIES TRUST

Effective March 31, 2006, the U.S. Government Securities Trust will be managed by a team of investment professionals, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom Ron Mass and Fredrick Marci.

Messrs. Leech, Walsh and Mass have each served as portfolio managers for Salomon Brothers Asset Management Inc ("SaBAM") or its affiliate Western Asset for over 10 years. Mr. Lindbloom has served as a portfolio manager for SaBAM or its affiliate Western Asset since 1986 and Mr. Marki has served as a portfolio manager of SaBAM or its affiliate Western Asset since 1991.

The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests. Mr. Lindbloom, Mr. Mass and Mr. Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

HIGH YIELD TRUST

Effective March 31, 2006, the portfolio will be managed by a team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds.

Messrs. Leech and Walsh have each served as portfolio managers for SaBAM or its affiliate Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Edmonds and Mr. Settel are currently employed as portfolio managers and have been employed as research analysts for SaBAM or its affiliate Western Asset for the past five years.

The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests. Messrs. Buchanan, Settel and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

STRATEGIC BOND TRUST

Effective March 31, 2006, the Strategic Bond Trust will be managed by a team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda.

Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed as portfolio managers for SaBAM or its affiliate Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Gardner, Mr. Buchanan and Mr. Duda are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

DYNAMIC GROWTH TRUST

Samuel A. Dedio is no longer a co-portfolio manager of the Dynamic Growth Trust. Robert Janis will continue to manage the portfolio as the sole portfolio manager.

LARGE CAP GROWTH TRUST

     The Board of Trustees of the Trust has approved the combination of the Large Cap Growth Trust into the Capital Appreciation Trust.

     The proposal to combine these portfolios also requires the approval of the shareholders of the Large Cap Growth Trust and a shareholders meeting will be held on April 25, 2006 to consider the proposal. If the transaction is approved by the shareholders of the Large Cap Growth Trust, it is expected that it will take place immediately after the close of business on April 28, 2006.

EMERGING SMALL COMPANY TRUST
EMERGING GROWTH TRUST

     The Board of Trustees of the Trust has approved the following subadviser changes:

PORTFOLIO                      CURRENT SUBADVISER                 NEW SUBADVISER
---------                      ------------------                 --------------
Emerging Small Company Trust   Franklin Advisers, Inc.            RCM Capital Management LLC

Emerging Growth Trust          MFC Global Investment Management   Sovereign Asset Management LLC
                               (U.S.A.) Limited

In the case of the Emerging Small Company Trust, the subadviser change will be effective April 28, 2006.

In the case of the Emerging Growth Trust, the subadviser change also requires the approval of the shareholders of the Emerging Growth Trust. If the subadviser change is approved by the shareholders of the Emerging Growth Trust, it is expected that the change will be effective on April 28, 2006.

ACTIVE BOND TRUST
STRATEGIC INCOME TRUST

Effective December 31, 2005, the portfolio management teams of John Hancock Advisers LLC ("JHA") that manage the Strategic Income Trust and a portion of the Active Bond Trust (the "Portfolios") were reassigned from John Hancock Advisers LLC ("JHA") to Sovereign Asset Management LLC ("Sovereign"). Both JHA and Sovereign are affiliates of John Hancock Investment Management Services, LLC, the adviser to the Portfolios (the "Adviser"), and JHA, Sovereign and the Adviser are each controlled by Manulife Financial Corporation. As a result of this reassignment, effective December 31, 2005, the subadvisory agreement relating to the Portfolios was transferred by JHA to Sovereign (the "Transfer"). JHA and Sovereign have advised that the Transfer will not affect the subadvisory services provided to the Portfolios, the same personnel who managed the Portfolios before the Transfer will continue to manage the Portfolios after the Transfer and JHA will remain liable in the event that Sovereign fails to comply with the terms of the subadvisory agreement. The Transfer will not result in any change in the advisory or subadvisory fee rate for either Portfolio.

CLASSIC VALUE TRUST

The current portfolio managers for the Classic Value Trust are: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Effective January 3, 2006, Antonio DeSpirito replaced A. Rama Krishna as a portfolio manager of the Trust. Messrs. Pzena and Goetz continue to manage the portfolio together with Mr. DeSpirito. Mr. DeSpirito joined Pzena Investment Management, LLC as a Senior Research Analyst in 1996 and is currently Principal, Portfolio Manager and Sr. Research Analyst.

ALL CAP GROWTH TRUST
INTERNATIONAL OPPORTUNITIES TRUST

Effective January 1, 2006, the Adviser voluntarily reduced the advisory fees for the following portfolios to the rates noted below:

ALL CAP GROWTH TRUST

                                               BETWEEN
                               FIRST      $500 MILLION AND   EXCESS OVER
PORTFOLIO                  $500 MILLION      $1 BILLION       $1 BILLION
---------                  ------------   ----------------   -----------
All Cap Growth Trust ...      0.850%           0.825%           0.800%

INTERNATIONAL OPPORTUNITIES TRUST

                                                                BETWEEN
                                                            $750 MILLION AND         EXCESS OVER
                                 FIRST $750 MILLION OF      $1.5 BILLION OF        $1.5 BILLION OF
PORTFOLIO                         AGGREGATE NET ASSETS   AGGREGATE NET ASSETS   AGGREGATE NET ASSETS
---------                        ---------------------   --------------------   --------------------
International Opportunities
   Trust(1)                 ..           0.900%                 0.850%                 0.800%

(1) The advisory fee rate is based on Aggregate Net Assets which includes the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II.

STRATEGIC INCOME TRUST

The following two persons have joined Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III as portfolio managers of the Strategic Income Trust. The portfolio is managed jointly by Messrs. Cavanaugh, Janis, Iles and Evans.

- John F. Iles. Mr. Iles joined Sovereign in December, 2005, and is a Vice President. Prior to joining Sovereign, Mr. Iles was a Vice President at John Hancock. He joined John Hancock in 1999.

- Barry H. Evans. Mr. Evans joined Sovereign in 2005, and is a Senior Vice President. Mr. Evans is Sovereign's Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining Sovereign, Mr. Evans was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

INTERNATIONAL EQUITY INDEX TRUST A

Effective January 31, 2006, Class NAV shares of the International Equity Index Trust A are available for sale to the Index Allocation Trust. Class NAV shares are not subject to a Rule 12b-1 fee. The expenses of Class NAV shares of the International Equity Index Trust A are as follows:

ANNUAL EXPENSES OF EACH PORTFOLIO

(as a percentage of Trust portfolio average net assets for the fiscal year ended December 31, 2005)

     The table below describes the fees and expenses for the NAV shares of the International Equity Index Trust A. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium and would be higher if they did. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract. None of the portfolios charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract or the qualified plan.

NAV SHARES

                                                       OTHER EXPENSES   TOTAL TRUST ANNUAL
TRUST PORTFOLIO                      MANAGEMENT FEES    (NAV SHARES)         EXPENSES
---------------                      ---------------   --------------   ------------------
International Equity Index Trust A      0.55%%              0.04%%           0.59%%

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

The Example is intended to help an investor compare the cost of investing in the International Equity Index Trust A with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the portfolio for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

NAV SHARES

TRUST PORTFOLIO                      1 YEAR   3 YEAR   5 YEAR   10 YEAR
---------------                      ------   ------   ------   -------
International Equity Index Trust A     $60     $189     $329      $738

JHT Supp March 31, 2006

                               JOHN HANCOCK TRUST

                         SUPPLEMENT DATED MARCH 31, 2006

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005

The disclosure under "Citigroup Asset Management (Salomon Brothers Asset Management Inc)" in "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios" is amended to substitute the following disclosure for the Strategic Bond, High Yield and U.S. Government Securities Trusts:

OTHER ACCOUNTS

As of December 31, 2005, in addition to the Strategic Bond, High Yield and U.S. Government Securities Trusts, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

MICHAEL C. BUCHANAN

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
 Registered Investment
   Companies                   3         $  743,675,226               0                     0
Other pooled investment
vehicles                       2         $2,133,931,956               0                     0
Other accounts                10         $1,405,273,133               0                     0

MATTHEW C. DUDA

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                 0                     0
Other pooled investment
   vehicles                   0                 0                     0                     0
Other accounts                0                 0                     0                     0

IAN R. EDMONDS

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                      0                0                     0
Other pooled investment
   vehicles                   0                      0                0                     0
Other accounts                1            $46,053,223                0                     0

KEITH J. GARDNER

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                          0            0                          0
Other pooled investment
   vehicles                   2           $  2,093,921,140            0                          0
Other accounts                3           $    212,997,838            1                $12,328,597

S. KENNETH LEECH

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  36          $ 23,661,545,735            0                           0
Other pooled investment
   vehicles                   19          $ 19,795,303,572            0                           0
Other accounts               740          $205,776,184,176           77              20,675,562,028

MARK LINDBLOOM

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                 0                     0                     0
Other pooled investment
   vehicles                   0                 0                     0                     0
Other accounts                0                 0                     0                     0

FREDERICK MARCI

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                 0                     0                     0
Other pooled investment
   vehicles                   0                 0                     0                     0
Other accounts                0                 0                     0                     0

RONALD D. MASS

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  1         $    173,295,157              0                     0
Other pooled investment
   vehicles                   0                        0              0                     0
Other accounts                9         $  4,851,646,657              0                     0

TIMOTHY J. SETTEL

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  0                 0                     0
Other pooled investment
   vehicles                   0                 0                     0                     0
Other accounts                0                 0                     0                     0

STEPHEN A. WALSH

                                                             Number of Accounts
                          Number of                           Managed for which    Assets Managed for
                           Accounts                            Advisory Fee is     which Advisory Fee
     Type of Account       Managed    Total Assets Managed   Performance-Based    is Performance-Based
-----------------------   ---------   --------------------   ------------------   --------------------
Registered Investment
   Companies                  36        $ 23,661,545,735              0                           0
Other pooled investment
   vehicles                   19        $ 19,795,303,572              0                           0
Other accounts               740        $205,776,184,176             77              20,675,562,028

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadvisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, the subadviser has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the subadviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

COMPENSATION OF PORTFOLIO MANAGERS

With respect to the compensation of the portfolio managers, the subadvisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

PORTFOLIO MANAGER OWNERSHIP OF PORTFOLIO SECURITIES

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

                        Dollar Range of Portfolio
Portfolio Manager     Securities Beneficially Owned
-----------------     -----------------------------
Michael C. Buchanan                None
Matthew C. Duda                    None
Ian R. Edmonds                     None
Keith J. Gardner                   None
S. Kenneth Leech                   None
Mark Lindbloom                     None
Frederick Marci                    None
Ronald D. Mass                     None
Timothy J. Settel                  None
Stephen A. Walsh                   None